Vista Global Fixed Income Fund
Supplement Dated March 26, 1996
to the Prospectus Dated March 1, 1996

Gordon Ross has been responsible for the day-to-day management of the Vista Global Fixed Income Fund since he joined Chase Manhattan Bank in June 1994. Mr. Ross is Vice President and head of global fixed income management for Chase Manhattan Bank. Before joining Chase, Mr. Ross was Director of Investments at Lombard Odier & Co. Ltd., where he managed institutional global portfolios and was co-chairman of global strategy. Previously, Mr. Ross spent four years as a proprietary trader at J.P. Morgan Inc. and Manufacturers Hanover Ltd., both in London.